Exhibit 99.1
                                          to Pharmos Current Report on Form 8-K,
                                                                          3/4/03

                             RODMAN & RENSHAW, INC.

                                                     February 28, 2003

Robert Cook
Vice President of Finance/Chief Financial Officer
Pharmos Corporation
99 Wood Avenue South, Suite 301
Iselin, NJ 08830

Dear Mr. Cook:

The purpose of this letter agreement (the "Agreement") is to set forth the terms and conditions pursuant to which Rodman & Renshaw, Inc. ("R&R") shall serve as exclusive placement agent in connection with the proposed public offering (the "Offering") of common stock and/or warrants to purchase common stock (the "Securities") of Pharmos Corporation (the "Company") pursuant to the Company's existing effective shelf registration statement, file no. 333-82046 (the "Registration Statement"). The terms of such Offering and the Securities shall be as agreed to between the Company and the purchasers thereof from time to time; provided, that the aggregate public offering price of the Offering shall not exceed $25,000,000.

      Upon the terms and subject to the conditions of this Agreement, the parties hereto agree as follows:

      1. Appointment. Subject to the terms and conditions of this Agreement hereinafter set forth, the Company hereby retains R&R, and R&R hereby agrees to act as the Company's exclusive placement agent in connection with the Offering, effective as of the date this Agreement has been approved by the Corporate Financing Department of NASD Regulation, Inc. and for a period of two weeks thereafter, and shall thereafter be non-exclusive. The Company expressly acknowledges and agrees that R&R's obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by R&R to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of R&R with respect to securing any other financing on behalf of the Company. R&R shall not commence any selling efforts until the terms of this Agreement has been approved by the Corporate Financing Department of NASD Regulation, Inc.

      2. Fees and Compensation. In consideration of the services rendered by R&R in connection with the Offering, the Company agrees to pay R&R the following fees and other

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compensation:

      (a) a non-accountable expense allowance equal to 2.00% of the gross offering proceeds to the Company with an overall limit of $10,000, of which such sum an advance of $10,000 shall be paid to R&R upon execution hereof. This advance will be returned to the Company to the extent not actually earned through placements of Securities or otherwise actually incurred on an accountable basis for legal fees and expenses, travel with respect to the Offering, production expenses for road show materials, and other receipted out-of-pocket expenses in connection with the Offering; and

      (b) a cash fee payable upon each closing of the sale of securities to investors procured by R&R equal to 5% of the gross offering proceeds to Company at each such closing.

      (c) A number of Warrants equal to 5% of the number of shares of common stock actually sold to the public through R&R. Such Warrants shall have an exercise price equal to 120% of the then current market price at the time of the offering, and shall otherwise be in the form of Exhibit D hereto.

      All fees payable hereunder shall be paid to R&R out of an attorney escrow account at the closing or by such other means acceptable to R&R.

      3. Terms of Retention. (a) Unless extended or terminated in writing by the parties hereto in accordance with the provisions hereof, this Agreement shall remain in effect until the Termination Date of August 1, 2003 unless earlier terminated by either party hereto by 30 days' prior written notice to the other party.

      (b) Notwithstanding anything herein to the contrary, the obligation to pay the Fees and Compensation and Expenses described in Section 2 actually earned by R&R for closings that occurred prior to expiration or termination of this Agreement, if any, and the provisions of paragraphs 2, 5, and 8 of Exhibit A and all of Exhibit B and Exhibit C attached hereto, each of which exhibits is incorporated herein by reference, shall survive any termination or expiration of the Agreement.

      4. Not used.

      5. Information. The Company recognizes and confirms that in completing its engagement hereunder, R&R will be using and relying solely on publicly available information and on data, material and other information furnished to R&R by the Company or the Company's affiliates and agents. It is understood and agreed that in performing under this engagement, R&R will rely upon the accuracy and completeness of, and is not assuming any responsibility for independent verification of, such publicly available information and the other information so furnished. Notwithstanding the foregoing, it is understood that R&R will conduct a due diligence investigation of the Company and the Company will cooperate in all respects with such investigation as a condition of R&R's obligations hereunder.

      6. Registration. The Company represents and warrants to R&R that (i) the

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Registration Statement has been declared effective by the SEC, and the Company has no knowledge of any action or contemplated action by the SEC or any other regulatory authority with jurisdiction to issue any stop order or otherwise suspend the effectiveness of such Registration Statement; (ii) the Registration Statement (including any documents incorporated therein by reference) does not contain any misstatement of any material fact concerning the Company or omit to state any material fact which, in light of the circumstances under which it was made, would cause any of the statements of fact contained therein to be misleading; (iii) the Registration Statement complies as to form and substance in all material respects with the Securities Act of 1933, as amended. From time to time in connection with any particular sale of Securities, the Company will, at its own expense, amend or supplement the Registration Statement in order that the foregoing representation remain complete and accurate; and obtain any registration or qualification required to sell any Securities under the Blue Sky laws of any applicable jurisdictions, as reasonably requested by R&R, and shall pay any filing fees required by NASD Regulation, Inc. in connection with their review of the terms of this Agreement, if so required.

      7. No General Solicitation. The Securities will be offered only by approaching prospective purchasers on an individual basis. No general solicitation or general advertising in any form will be used in connection with the offering of the Securities. From and after the execution of this Agreement until the completion of the Offering, the Company shall pre-clear any proposed press release which mentions this Agreement or the Offering with R&R.

      8. Closing. The closing of the sale of the Securities shall be subject to customary closing conditions, including the provision by the Company to R&R of officers' certificates and opinions of counsel.

      9. Miscellaneous. This Agreement together with the attached Exhibits A through D constitutes the entire understanding and agreement between the parties with respect to its subject matter and there are no agreements or understandings with respect to the subject matter hereof which are not contained in this Agreement. This Agreement may be modified only in writing signed by the party to be charged hereunder.

      If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this letter.

      We appreciate this opportunity to be of service and are looking forward to working with you on this matter.

                                        Very truly yours,

                                        RODMAN & RENSHAW, INC.


                                        By: s/ John Borer
                                            --------------------------------
                                            Name:  John Borer
                                            Title: Chief Executive Officer

Agreed to and accepted
as of the date first written above:

PHARMOS CORPORATION


By:  s/ Robert W. Cook
     ---------------------------------
Name:  Robert W. Cook
Title: Executive Vice President and Chief Executive Officer

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                                                               EXHIBIT A

                          STANDARD TERMS AND CONDITIONS

      1. The Company shall promptly provide R&R with all relevant information about the Company (to the extent available to the Company in the case of parties other than the Company) that shall be reasonably requested or required by R&R, which information shall be complete and accurate in all material respects at the time furnished.

      2. R&R shall keep all information obtained from the Company strictly confidential except: (a) information which is otherwise publicly available, or previously known to, or obtained by R&R independently of the Company and without breach of R&R's agreement with the Company; (b) R&R may disclose such information to its employees and attorneys, and to its other advisors and financial sources on a need to know basis only and shall use best efforts to ensure that all such employees, attorneys, advisors and financial sources will keep such information strictly confidential; and (c) pursuant to any order of a court of competent jurisdiction or other governmental body (including any subpena) or as may otherwise be required by law.

      3. The Company recognizes that in order for R&R to perform properly its obligations in a professional manner, it is necessary that R&R be informed of and, to the extent practicable, participate in meetings and discussions between the Company and any prospective purchaser of the securities, relating to the matters covered by the terms of R&R's engagement.

      4. The Company agrees that any report or opinion, oral or written, delivered to it by R&R is prepared solely for its confidential use and shall not be reproduced, summarized, or referred to in any public document or given or otherwise divulged to any other person without R&R's prior written consent, except as may be required by applicable law or regulation.

      5. No fee payable to R&R pursuant to any other agreement with the Company or payable by the Company to any agent, lender or investor shall reduce or otherwise affect any fee payable by the Company to R&R hereunder. If R&R engages any other broker-dealer or other finder to assist R&R in the placement of the Offering, then the fees of such other broker-dealer or finder shall be paid by R&R.

      6. The Company represents and warrants that: (a) it has full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder; (b) this Agreement has been duly authorized and executed by and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms; and (c) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of (i) the Company's certificate of incorporation or by-laws or (ii) any agreement to which the Company is a party or by which any of its property or assets is bound.

      7. Nothing contained in this Agreement shall be construed to place R&R and the Company in the relationship of partners or joint venturers. Neither R&R nor the Company shall represent itself as the agent or legal representative of the other for any purpose whatsoever nor shall either have the power to obligate or bind the other in any manner whatsoever. R&R, in performing its services hereunder, shall at all times be an independent contractor.

      8. This Agreement has been and is made solely for the benefit of R&R and the Company and each of the persons, agents, employees, officers, directors and controlling persons referred to in Exhibit B and their respective heirs, executors, personal representatives, successors and assigns, and nothing contained in this Agreement shall confer any rights upon, nor shall this Agreement be construed to create any rights in, any person who is not party to such Agreement, other than as set forth in this paragraph.

      9. The rights and obligations of either party under this Agreement may not be assigned without the prior written consent of the other party hereto and any other purported assignment shall be null and void.

      10. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, or sent by a recognized overnight courier service such as Federal Express, via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

                To the Company:

                Robert Cook
                Pharmos Corporation
                99 Wood Avenue South, Suite 301
                Iselin, NJ 08830
                Telephone: (732) 452-9556

                Facsimile: (732) 452-9557

                To R&R:

                Rodman & Renshaw, Inc.
                1250 Broadway, 14th Floor
                New York, NY 10001
                Attention: John Borer
                Telephone: (212) 356-0505
                Facsimile: (212) 760-1080

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

                                                               EXHIBIT B

                                 INDEMNIFICATION

      The Company agrees that it shall indemnify and hold harmless, R&R, its stockholders, directors, officers, employees, agents, affiliates and controlling persons within the meaning of Section 20 of the Securities Exchange Act of 1934 and Section 15 of the Securities Act of 1933, each as amended (any and all of whom are referred to as an "Indemnified Party"), from and against any and all losses, claims, damages, liabilities, or expenses, and all actions in respect thereof (including, but not limited to, all legal or other expenses reasonably incurred by an Indemnified Party in connection with the investigation, preparation, defense or settlement of any claim, action or proceeding, whether or not resulting in any liability), incurred by an Indemnified Party: (a) arising out of, or in connection with, any actions taken or omitted to be taken by the Company, its affiliates, employees or agents, or any untrue statement or alleged untrue statement of a material fact contained in any of the financial or other information contained in the Registration Statement and/or final prospectus furnished to R&R by or on behalf of the Company or the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (b) with respect to, caused by, or otherwise arising out of any transaction contemplated by the Agreement or R&R's performing the services contemplated hereunder; provided, however, the Company will not be liable under clause (b) hereof to the extent, and only to the extent, that any loss, claim, damage, liability or expense is finally judicially determined to have resulted primarily from R&R's gross negligence or bad faith in performing such services.

      If the indemnification provided for herein is conclusively determined (by an entry of final judgment by a court of competent jurisdiction and the expiration of the time or denial of the right to appeal) to be unavailable or insufficient to hold any Indemnified Party harmless in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the Company shall contribute to the amounts paid or payable by such Indemnified Party in such proportion as is appropriate and equitable under all circumstances taking into account the relative benefits received by the Company on the one hand and R&R on the other, from the transaction or proposed transaction under the Agreement or, if allocation on that basis is not permitted under applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and R&R on the other, but also the relative fault of the Company and R&R; provided, however, in no event shall the aggregate contribution of R&R and/or any Indemnified Party be in excess of the net compensation actually received by R&R and/or such Indemnified Party pursuant to this Agreement.

      The Company shall not settle or compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action, claim, suit or proceeding in which any Indemnified Party is or could be a party and as to which indemnification or contribution could have been sought by such Indemnified Party hereunder (whether or not such Indemnified Party is a party thereto), unless such consent or termination includes an express unconditional release of such Indemnified Party, reasonably satisfactory in form and substance to such Indemnified Party, from all losses, claims, damages, liabilities or expenses arising out of such action, claim, suit or proceeding.

      In the event any Indemnified Party shall incur any expenses covered by this Exhibit B, the Company shall reimburse the Indemnified Party for such covered expenses within ten (10) business days of the Indemnified Party's delivery to the Company of an invoice therefor, with receipts attached. Such obligation of the Company to so advance funds may be conditioned upon the Company's receipt of a written undertaking from the Indemnified Party to repay such amounts within ten (10) business days after a final, non-appealable judicial determination that such Indemnified Party was not entitled to indemnification hereunder.

      The foregoing indemnification and contribution provisions are not in lieu of, but in addition to, any rights which any Indemnified Party may have at common law hereunder or otherwise, and shall remain in full force and effect following the expiration or termination of R&R's engagement and shall be binding on any successors or assigns of the Company and successors or assigns to all or substantially all of the Company's business or assets.

                                                               EXHIBIT C

                                  JURISDICTION

      The Company and R&R each hereby irrevocably: (a) submits to the jurisdiction of any court of the State of New York or any federal court sitting in the State of New York for the purposes of any suit, action or other proceeding arising out of the Agreement between the Company and R&R which is brought by or against the Company or R&R; (b) agrees that all claims in respect of any suit, action or proceeding may be heard and determined in any such court; and (c) to the extent that the Company or R&R has acquired, or hereafter may acquire, any immunity from jurisdiction of any such court or from any legal process therein, the Company and R&R each hereby waives, to the fullest extent permitted by law, such immunity. The prevailing party in any litigation respecting this Agreement shall be entitled to an award of its costs, including reasonable attorneys' fees, in connection therewith.

      The Company and R&R each waives, and agrees not to assert in any such suit, action or proceeding, in each case, to the fullest extent permitted by applicable law, any claim that: (a) it is not personally subject to the jurisdiction of any such court; (b) it is immune from any legal process (whether through service or notice, attachment prior to judgment, attachment in the aid of execution, execution or otherwise) with respect to it or its property; (c) any such suit, action or proceeding is brought in an inconvenient forum; (d) the venue of any such suit, action or proceeding is improper; or (e) this Agreement may not be enforced in or by any such court.

      Any process against the Company or R&R in, or in connection with, any suit, action or proceeding filed in the United States District Court for the Southern District of New York or any other court of the State of New York, arising out of or relating to this Agreement or any transaction or agreement contemplated hereby, may be served personally, or by first class mail or overnight courier (with the same effect as though served personally) addressed to the party being served at the address set forth in the Agreement between the Company and R&R.

      Nothing in these provisions shall affect any party's right to serve process in any manner permitted by law or limit its rights to bring a proceeding in the competent courts of any jurisdiction or jurisdictions or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

      This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

                                                               EXHIBIT D

            THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON
      EXERCISE OF THIS WARRANT ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER
                SET FORTH IN SECTIONS 4 AND 10 OF THIS WARRANT.

Warrant No. 1                                          Number of Shares: _______
(subject to adjustment)
Date of Issuance: ______________, 2003

                               PHARMOS CORPORATION
                          Common Stock Purchase Warrant
                             (Void after five years)

Pharmos Corporation, a Nevada corporation (the "Company"), for value received, hereby certifies that Rodman & Renshaw, Inc., or its registered assigns (the "Registered Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time commencing one year after the date of issuance and on or before 5:00 p.m. (Eastern time) on________, 200_, _____________________ shares of Common Stock, of the Company, at a purchase price of $__________ per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

1. Exercise.

      (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as
Exhibit I duly executed by the Registered Holder or by the Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

      (b) The Registered Holder may, at its option, elect to pay some or all of the Purchase Price payable upon an exercise of this Warrant by canceling all or a portion of this Warrant. If the Registered Holder wishes to exercise this Warrant by this method, the number of Warrant Shares purchaseable (which shall in no event exceed the total number of Warrant Shares purchasable under this Warrant as set forth above), subject to adjustment under Section 2 of this Warrant) shall be determined as follows:

      X=Y[(A-B)/A]; where

X= the number of Warrant Shares to be issued to the Holder.

Y= the number of Warrant Shares with respect to which this Warrant is being exercised.

A= the Fair Market Value of one share of Common Stock.

B= the Purchase Price of one share of Common Stock.

The Fair Market Value per share of Common Stock shall be determined as follows:

      (i) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system (including, without limitation, the OTC Bulletin Board or any successor and, if the average daily trading volume for the preceding 10 days has been at least 100,000 shares, the Pink Sheets) as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the three trading days immediately preceding the Exercise Date (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause
      (ii)).

      (ii) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company); and, upon request of the Registered Holder, the Board of Directors (or a representative thereof) shall promptly notify the Registered Holder of the Fair Market Value per share of Common Stock. Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board of Directors shall make a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 1(b) shall be delayed until such determination is made.

      (c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above accompanied by payment in full of the Purchase Price (the "Exercise Date"). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

      (d) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 5 business days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

      (i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

      (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of remaining Warrant Shares.

2. Adjustments.

      (a) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date on which this Warrant was first issued (the "Original Issue Date") effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

      (b) Adjustment for Certain Dividends and Distributions. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

      (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

      (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

      (c) Adjustment in Number of Warrant Shares. When any adjustment is required to be made in the Purchase Price pursuant to subsections 2(a) or 2(b), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

      (d) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than cash out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company and/or cash and other property which the Registered Holder would have been entitled to receive had this Warrant been exercised into Common Stock on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

      (e) Adjustment for Mergers or Reorganizations, etc. If there shall occur any reorganization, recapitalization, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by subsections 2(a), 2(b) or 2(d)), then, following any such reorganization, recapitalization, consolidation or merger, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive if, immediately prior to such reorganization, recapitalization, consolidation or merger, the Registered Holder had held the number of shares of Common Stock subject to this Warrant. Notwithstanding the foregoing sentence, if (x) there shall occur any reorganization, recapitalization, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for anything other than solely equity securities, and (y) the common stock of the acquiring or surviving company is publicly traded, then, as part of any such reorganization, recapitalization, consolidation or merger, (i) the Registered Holder shall have the right thereafter to receive upon the exercise hereof such number of shares of common stock of the acquiring or surviving company as is determined by multiplying (A) the number of shares of Common Stock then subject to this Warrant by (B) a fraction, the numerator of which is the Fair Market Value per share of Common Stock as of the effective date of such transaction, as determined pursuant to subsection 1(b), and the denominator of which is the fair market value per share of common stock of the acquiring or surviving company as of the effective date of such transaction, as determined in good faith by the Board of Directors of the Company (using the principles set forth in subsection 1(b) to the extent applicable), and (ii) the exercise price per share of common stock of the acquiring or surviving company shall be the Purchase Price divided by the fraction referred to in clause (B) above. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

      (e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Purchase Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Registered Holder, furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Purchase Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 1(b) above.

4. Requirements for Transfer. For a period of one year after the issuance date of this Warrant (which shall not be earlier than the effective date of the offering pursuant to which this Warrant is being issued), no sale, transfer assignment or hypothecation of this Warrant may be made to any person except an officer or employee (but not a director) of Rodman & Renshaw, Inc. or of another NASD member firm which is part of the selling group in the aforesaid offering. Subject to the foregoing restrictions, the Company agrees to register the shares issuable upon exercise of this Warrant (but not the Warrant itself) for resale by the Holder whenever the Company shall next file a registration statement on a form usable for such purpose, and shall thereafter maintain the effectiveness of such registration statement (or another registration statement for such purpose) until at least two years from the issuance date of this Warrant.

5. No Impairment. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

6. Notices of Record Date, etc. In the event:

      (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

      (b) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten days prior to the record date or effective date for the event specified in such notice.

7. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

8. Exchange of Warrants. Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

9. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

10. Transfers, etc.

      (a) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

      (b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company.

      (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

11. Representations of the Registered Holder. The Registered Holder of this Warrant represents and warrants to the Company as follows:

      (a) Investment. The Registered Holder is acquiring this Warrant and the Warrant Shares issuable upon the exercise of this Warrant, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same, except as otherwise may be permitted under applicable securities laws.

      (b) Authority. The Registered Holder has full power and authority to enter into and to perform this Warrant in accordance with its terms. The Registered Holder has not been organized specifically for the purpose of investing in the Company.

      (c) Accredited Investor. The Registered Holder is an Accredited Investor within the definition set forth in Rule 501(a) promulgated under the Securities Act.

12. Mailing of Notices, etc. All notices and other communications from the Company to the Registered Holder shall be mailed by first-class certified or registered mail, postage prepaid, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

13. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company. Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Purchase Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

14. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

15. Section Headings. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

16. Governing Law. This Warrant will be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflicts of law provisions thereof).

      EXECUTED as of the Date of Issuance indicated above.

                                        Pharmos Corporation

                                        By:_____________________________

                                        Title:_______________________________


ATTEST:

______________________________

                                                                       EXHIBIT I

                                  PURCHASE FORM

To:_________________                                          Dated:____________

The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby irrevocably elects to purchase (check applicable box):

      |_| _____ shares of the Common Stock covered by such Warrant; or

      |_| the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 1(b).

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $________. Such payment takes the form of (check applicable box or boxes):

      |_| $______ in lawful money of the United States; and/or

      |_| the cancellation of such portion of the attached Warrant as is exercisable for a total of _____ Warrant Shares (using a Fair Market Value of $_____ per share for purposes of this calculation); and/or

      |_| the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 1(b).

Signature: ________________________
Address:   ________________________
           ________________________

                                                                      EXHIBIT II

                                 ASSIGNMENT FORM

FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ____) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee                      Address                     No. of Shares
----------------                      -------                     -------------

Dated:_____________________


Signature:________________________________

Signature Guaranteed:


By: _______________________

The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.